UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                FORM 8-K

                            CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     December 1, 2004
                                                ______________________________


                      First Keystone Financial, Inc.
______________________________________________________________________________
        (Exact name of registrant as specified in its charter)



        Pennsylvania                  000-25328                   23-0469351
______________________________________________________________________________
(State or other jurisdiction  (Commission File Number)          (IRS Employer
of incorporation)                                          Identification No.)



22 West State Street, Media, Pennsylvania                           19063
______________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code     (610) 892-6210
                                                  ____________________________


                              Not Applicable
______________________________________________________________________________
      (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b))
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 1.01 Entry into a Material Definitive Agreement
          ------------------------------------------

     On December 1, 2004, First Keystone Financial, Inc. (the "Company") and First Keystone Bank (the "Bank") ("collectively the "Employers"), the Company's wholly owned subsidiary each entered into amended and restated employment agreements with Messrs. Donald S. Guthrie and Thomas M. Kelly. Mr. Guthrie serves as the Chairman and Chief Executive Officer and the President and Chief Executive Officer of the Company and the Bank, respectively. Mr. Kelly serves as President and Chief Operating Officer and Executive Vice President and Chief Operating Officer of the Company and the Bank, respectively. The amended and restated employment agreements are substantially identical to the agreements they supercede.

     Under the terms of the amended and restated agreements, the Employers agreed to employ Messrs. Guthrie and Kelly each for a term of three years in their current respective positions. The term of each employment agreement is extended each year on its anniversary date for a successive additional one-year period unless the Employers or the officer, not less than 30 days prior to the annual anniversary date, elect not to extend the employment term.

     The employment agreements are terminable with or without cause by the Employers. The officers have no right to compensation or other benefits pursuant to the employment agreement for any period after voluntary termination or termination by the Employers for cause, disability, retirement or death, provided, however, that (i) in the event that the officer terminates his employment because of failure of the Employers to comply with any material provision of the employment agreement or
(ii) the employment agreement is terminated by the Employers other than for cause, disability, retirement or death, Messrs. Guthrie and Kelly will be entitled to a cash severance amount equal to two times their base salary. In addition, Messrs. Guthrie and Kelly will be entitled to a continuation of benefits similar to those they are receiving at the time of such termination for the remaining term of the agreement or until the officer obtains full-time employment with another employer, whichever occurs first. If their employment is terminated by the Employers subsequent to a Change in Control of the Company (as defined in the agreements) or by the Executive subsequent to a Change in Control of the Company as a result of certain adverse actions, Messrs. Guthrie and Kelly will be entitled to a cash severance amount equal to three time their base salary as well as continuation of benefits under the same terms as described above.

     Messrs. Guthrie's and Kelly's agreements provide that they will be entitled to the use of an automobile. In addition, in the event of Messrs. Guthrie's or Kelly's death during the term of their respective agreements, their estates will receive payments equal to the amount of compensation due for the remainder of the term of their agreements at their respective current salary at the time of their deaths. Mr. Guthrie's employment agreement also provides for medical insurance coverage for him and his spouse until he reaches age 72 and that in the event of his death, his spouse shall be covered under the Bank's health insurance plan until age 72. Mr. Kelly's employment agreement also provides medical insurance coverage under such plan during the term of his agreement for him and the members of his immediate family and provides for continued coverage for a period of five years following the termination of his agreement except if he is terminated for cause.

                                 2

     The Employers also entered into two-year amended and restated severance agreements with Mesdames Elizabeth M. Mulcahy and Carol Walsh effective December 1, 2004. Under the terms of such severance agreements, the Employers have agreed that in the event that such officer's employment is terminated as a result of certain adverse actions that are taken with respect to the officer's employment following a Change in Control of the Company, as defined, such officer will be entitled to a cash severance amount equal to two times her base salary. The term of each severance agreement shall be extended each year for a successive additional one-year period unless the Employers or the officer, not less than 30 days prior to the anniversary date, elect not to extend the term of the severance agreement.

     Each of the employment and severance agreements with the Employers provides that if the payments and benefits to be provided thereunder, or otherwise upon termination of employment, are deemed to constitute a "parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), then the officer would be reimbursed for any excise tax liability pursuant to Sections 280G and 4999 of the Code and for any additional income taxes imposed as a result of such reimbursement. Because the amount of the payments and benefits that could constitute a parachute payment is dependent upon the timing, price and structure of any change in control that may occur in the future, it is not possible at this time to quantify the severance benefits payable to the officers under the employment or severance agreements.

     A "Change in Control" generally is defined in the employment and severance agreements to include, among other things, (i) the acquisition by any person of 20% or more of the Company's outstanding voting securities, (ii) a change in a majority of the directors of the Company during any two-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period and (iii) approval by the stockholders of the Company of a transaction which results in the reorganization, merger or consolidation of the Company other than one in which at least 51% of the equity ownership interests of the resulting entity are beneficially owned by persons who immediately prior to such transaction beneficially owned at least 51% of equity interests of the Company.

     For additional information , reference is made to the employment and severance agreements included as exhibits hereto and which are incorporated herein by reference thereto.

ITEM 9.01 Financial Statements and Exhibits
          ---------------------------------

          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Exhibits

                                 3


          The following exhibit is filed herewith.

     Exhibit Number     Description
     --------------     -----------

     10.3               Employment Agreement between First
                        Keystone Financial, Inc. and Donald S.
                        Guthrie dated December 1, 2004.

     10.5               Employment Agreement between First
                        Keystone Financial, Inc. and Thomas M.
                        Kelly dated December 1, 2004.

     10.6               Severance Agreement between First
                        Keystone Financial, Inc. and Elizabeth
                        M. Mulcahy dated December 1, 2004.

     10.8               Severance Agreement between First
                        Keystone Financial, Inc. and Carol Walsh dated December 1, 2004.

     10.12              Employment Agreement between First
                        Keystone Bank and Donald S. Guthrie
                        dated December 1, 2004.

     10.14              Employment Agreement between First
                        Keystone Bank and Thomas M. Kelly dated
                        December 1, 2004.

     10.15              Severance Agreement between First
                        Keystone Bank and Elizabeth M. Mulcahy
                        dated December 1, 2004.

     10.16              Severance Agreement between First
                        Keystone Bank and Carol Walsh dated
                        December 1, 2004.




                                 4

                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              FIRST KEYSTONE FINANCIAL, INC.



Date:  December 7, 2004       By: /s/ Rose M. DiMarco
                                  --------------------------------
                                  Rose M. DiMarco
                                  Chief Financial Officer